Exhibit 21

Omega Healthcare Investors, Inc.
Subsidiary List
As of December 31, 2012

Subsidiary Name	Jurisdiction of Incorporation
1040 Wedding Ford Road, LLC	Arkansas
1101 Waterwell Road, LLC	Arkansas
1149 & 1151 West New Hope Road, LLC	Arkansas
115 Orendorff Avenue, LLC	Arkansas
11900 East Artesia Boulevard, LLC	California
1194 North Chester Street, LLC	Arkansas
1200 Ely Street Holdings Co. LLC	Michigan
13922 Cerise Avenue, LLC	California
1401 Park Avenue, LLC	Arkansas
1628 B Street, LLC	California
202 Tims Avenue, LLC	Arkansas
228 Pointer Trail West, LLC	Arkansas
2400 Parkside Drive, LLC	California
2425 Teller Avenue, LLC	Colorado
245 East Wilshire Avenue, LLC	California
2701 Twin Rivers Drive, LLC	Arkansas
3232 Artesia Real Estate, LLC	California
3600 Richards Road, LLC	Arkansas
3806 Clayton Road, LLC	California
42235 County Road Holdings Co. LLC	Michigan
48 High Point Road, LLC	Maryland
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
700 Mark Drive, LLC	Arkansas
900 Magnolia Road SW, LLC	Arkansas
Arizona Lessor - Infinia, Inc.	Maryland

Subsidiary Name	Jurisdiction of Incorporation
Baldwin Health Center, Inc.	Pennsylvania
Bayside Alabama Healthcare Second, Inc.	Alabama
Bayside Arizona Healthcare Associates, Inc.	Arizona
Bayside Arizona Healthcare Second, Inc.	Arizona
Bayside Colorado Healthcare Associates, Inc.	Colorado
Bayside Colorado Healthcare Second, Inc.	Colorado
Bayside Indiana Healthcare Associates, Inc.	Indiana
Bayside Street II, Inc.	Delaware
Bayside Street, Inc.	Maryland
Canton Health Care Land, Inc.	Ohio
Carnegie Gardens LLC	Delaware
Center Healthcare Associates, Inc.	Texas
CFG 2115 Woodstock Place LLC	Delaware
Cherry Street – Skilled Nursing, Inc.	Texas
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Clearwater Highland LLC	Delaware
CHR Clearwater LLC	Delaware
CHR Deland East LLC	Delaware
CHR Deland West LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Gulfport LLC	Delaware
CHR Hudson LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Panama City LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
CHR Sanford LLC	Delaware
CHR Sarasota LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Abbey LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
CHR West Palm Beach LLC	Delaware
Colonial Gardens, LLC	Ohio
Colorado Lessor - Conifer, Inc.	Maryland
Copley Health Center, Inc.	Ohio
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Anchorage LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village	Delaware
CSE Chelmsford LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Crane LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Dumas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Logansport LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Dallas – Skilled Nursing, Inc.	Texas
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Desert Lane LLC	Delaware
Dixie White House Nursing Home, Inc.	Mississippi
Dixon Health Care Center, Inc.	Ohio
Encanto Senior Care, LLC	Arizona
Florida Lessor – Crystal Springs, Inc.	Maryland
Florida Lessor – Emerald, Inc.	Maryland
Florida Lessor – Lakeland, Inc.	Maryland
Florida Lessor – Meadowview, Inc.	Maryland
Florida Real Estate Company, LLC	Florida
G&L Gardens, LLC	Arizona
Georgia Lessor - Bonterra/Parkview, Inc.	Maryland
Golden Hill Real Estate Company, LLC	California
Greenbough, LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
Hanover House, Inc.	Ohio
Heritage Texarkana Healthcare Associates, Inc.	Texas
House of Hanover, Ltd	Ohio
Hutton I Land, Inc.	Ohio
Hutton II Land, Inc.	Ohio
Hutton III Land, Inc.	Ohio
Indiana Lessor – Jeffersonville, Inc.	Maryland
Indiana Lessor – Wellington Manor, Inc.	Maryland
Jefferson Clark, Inc.	Maryland
LAD I Real Estate Company, LLC	Delaware
Lake Park – Skilled Nursing, Inc.	Texas
Leatherman 90-1, Inc.	Ohio
Leatherman Partnership 89-1, Inc.	Ohio
Leatherman Partnership 89-2, Inc.	Ohio
Long Term Care – Michigan, Inc.	Michigan
Long Term Care – North Carolina, Inc.	North Carolina
Long Term Care Associates – Illinois, Inc.	Illinois
Long Term Care Associates – Indiana, Inc.	Indiana
Long Term Care Associates – Texas, Inc.	Texas
Meridian Arms Land, Inc.	Ohio
North Las Vegas LLC	Delaware
NRS Ventures, L.L.C.	Delaware
Ocean Springs Nursing Home, Inc.	Mississippi
OHI (Connecticut), Inc.	Connecticut
OHI (Florida), Inc.	Florida
OHI (Illinois), Inc.	Illinois
OHI (Indiana), Inc.	Indiana
OHI (Iowa), Inc.	Iowa
OHI (Kansas), Inc.	Kansas
OHI Acquisition Co I, LLC	Delaware
OHI Asset (CA), LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) DIP, LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (IN), LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
OHI Asset (LA), LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MI/NC), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH) New Philadelphia, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (PA) Trust	Maryland
OHI Asset (PA), LLC	Delaware
OHI Asset (SMS) Lender, Inc.	Maryland
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Paris, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE – E, LLC	Delaware
OHI Asset CSE – U, LLC	Delaware
OHI Asset Essex (OH), LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset II (PA) Trust	Maryland
OHI Asset III (PA) Trust	Maryland
OHI Asset IV (PA) Silver Lake Trust	Maryland
OHI Asset, LLC	Delaware

Subsidiary Name	Jurisdiction of Incorporation
OHI of Texas, Inc.	Maryland
OHI Sunshine, Inc.	Florida
OHI Tennessee, Inc.	Maryland
OHIMA, Inc.	Massachusetts
Omega (Kansas), Inc.	Kansas
Omega TRS I, Inc.	Maryland
Orange Village Care Center, Inc.	Ohio
OS Leasing Company	Kentucky
Palm Valley Senior Care, LLC	Arizona
Panama City Nursing Center LLC	Delaware
Parkview – Skilled Nursing, Inc.	Texas
Pavillion North Partners, Inc.	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, Inc.	Pennsylvania
Pensacola Real-Estate Holdings I, Inc.	Florida
Pensacola Real-Estate Holdings II, Inc.	Florida
Pensacola Real-Estate Holdings III, Inc.	Florida
Pensacola Real-Estate Holdings IV, Inc.	Florida
Pensacola Real-Estate Holdings V, Inc.	Florida
Pine Texarkana Healthcare Associates, Inc.	Texas
PV Realty-Clinton, LLC	Maryland
PV Realty-Holly Hill, LLC	Maryland
PV Realty-Kensington, LLC	Maryland
PV Realty-Willow Tree, LLC	Maryland
Reunion Texarkana Healthcare Associates, Inc.	Texas
Ridgecrest Senior Care, LLC	Arizona
San Augustine Healthcare Associates, Inc.	Texas
Skilled Nursing – Gaston, Inc.	Indiana
Skilled Nursing – Herrin, Inc.	Illinois
Skilled Nursing – Hicksville, Inc.	Ohio
Skilled Nursing – Paris, Inc.	Illinois

Subsidiary Name	Jurisdiction of Incorporation
Skyler Boyington, Inc.	Mississippi
Skyler Florida, Inc.	Mississippi
Skyler Maitland LLC	Delaware
Skyler Pensacola, Inc.	Florida
SLC Property Investors, LLC	Delaware
South Athens Healthcare Associates, Inc.	Texas
St. Mary’s Properties, Inc.	Ohio
Sterling Acquisition Corp.	Kentucky
Sterling Acquisition Corp. II	Kentucky
Suwanee, LLC	Delaware
Texas Lessor – Stonegate GP, Inc.	Maryland
Texas Lessor – Stonegate, Limited, Inc.	Maryland
Texas Lessor – Stonegate, LP	Maryland
Texas Lessor – Treemont, Inc.	Maryland
The Suburban Pavilion, Inc.	Ohio
Washington Lessor – Silverdale, Inc.	Maryland
Waxahachie Healthcare Associates, Inc.	Texas
West Athens Healthcare Associates, Inc.	Texas
Wilcare, LLC	Ohio

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